SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 16, 2006

SURETY CAPITAL CORPORATION
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(Exact name of registrant as specified in its charter)

DELAWARE
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(State or other jurisdiction of incorporation)

001-12818	72-2065607
______________________	____________________________
(Commission File Number)	(IRS Employer Identification No.)

Post Office Box 1778
Fort Worth, Texas 76101

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(Address of principal executive offices) (Zip code)

(Registrant's telephone number, including area code): (817) 850-9800

Post Office Box 1778

Fort Worth, TX 76101
__________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02 Departure of Director or Principal Officers; Election of Directors; Appointment of Principal Officers.

Surety Capital Corporation (the “Registrant”) received a letter of resignation of Tim Raso from the Board of Directors, effective February 15, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SURETY CAPITAL CORPORATION

Dated: February 16, 2006	By: /s/Richard N. Abrams_____________________
Richard N. Abrams
Chairman